Engineering Respiratory Products for Major Unmet Pulmonary Diseases September 2017 NASDAQ: PULM Exhibit 99.1

Disclaimers & Forward Looking Statements This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Clear Corporate Strategy with Value Creation Milestones in 2018

Pulmatrix and iSPERSE™ Technology

- Pulmatrix is a clinical stage pulmonary bio-pharma company
- Experienced team with a proven record of product development and value creation
- iSPERSE™ proprietary lung delivery platform uses small, dense, dispersible particles to deliver drug to the deepest parts of the lung
- Patent protection into the 2030's and technology can be adapted for any medical product

Two Clinical Stage Product Opportunities

iSPERSE™ PUR 1800 Kinase Inhibitor

- Target iSPERSE™ technology toward major respiratory diseases
- **PUR1800** novel narrow spectrum kinase inhibitor (NSKI) for AECOPD
- Phase 2 data expected in 4Q 2018
- $2.5B U.S. potential revenue opportunity

iSPERSE™ PUR 1900 Anti-Fungal

- Significantly reduced development risk with the 505(b)(2) pathway
- **PUR1900** inhaled Itraconazole for ABPA using iSPERSE™ technology
- Phase 1/1b data expected in 2Q 2018
- ~$1.3B U.S. potential revenue opportunity

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Experienced Leadership Team with Record of Success Management Team Proven fundraising and capital management ability Experienced R&D team focused on pulmonary drug delivery and the role of inhaled particles Commercialization and partnership experience Board of Directors Diverse Collective Experience at Leading Respiratory Companies Strong Background in Product Development and Commercialization Robert Clarke, PhD CEO David Hava, PhD CSO Bill Duke, MBA CFO Ted Raad, MBA CBO Mark Iwicki Chairman Steve Gillis, PhD BOD Investor Matthew Sherman BOD Terry McGuire BOD Investor Michael Higgins BOD-Audit Chair Amit Munshi BOD

iSPERSE™ Significantly Improves Patient Care Compared to Conventional Inhalation Technology 1µm iSPERSE™ enables the sickest patient to receive the same dose of medication as a healthy patient iSPERSE™ Differentiation iSPERSE™ Advantages Small, dense, dispersible, respirable particles Flow rate independent performance (consistent delivery of high drug loads) Scalable platform Broad novel IP portfolio into 2030s Can be used with any drug, small molecule or biologic Can be used with any device (i.e., metered-dose, reservoir, or blister-based inhalers) Requires low inspiratory flow given high particle dispersibility and penetration deep into lung Can deliver large doses into lungs (10s of milligrams) given up to 80% drug loading – most inhaled technologies are limited to low microgram doses Avoids first-pass effect and systemic side-effects with improved PK profile compared to oral delivery iSPERSE™

PUR1800 and PUR1900 Milestone Value Catalysts in 2018

Product	Indication	PreClin	Ph1	Ph2	Ph3	Milestone
PUR1800 ***NSKI***	**Acute Exacerbations of COPD (AECOPD)**	**Phase 2**				**Phase 2 (2H2018)**
PUR1900 ***Anti-fungal***	**Allergic Bronchopulmonary Aspergillosis (ABPA) in Severe Asthma**	**Phase 1**				**Phase 1B (1H2018)**
PUR5700 *NSKI*	Idiopathic Pulmonary Fibrosis (IPF)					Phase 1 (2019)
PUR0200-US *LAMA*	Chronic Obstructive Pulmonary Disease (COPD)	**Phase 2 Ready (U.S.)**				Out-Licensed to Vectura for U.S. 09/2017
PUR0200-EU *LAMA*	Chronic Obstructive Pulmonary Disease (COPD)	**Registration Trial Ready (E.U.)**				E.U. Out-Licensing Opportunity

NSKI—Narrow Spectrum Kinase Inhibitor
LAMA—Long-Acting Muscarinic Antagonist

KEY: 2017-2018 Development Focus

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PUR1800 — Narrow Spectrum Kinase Inhibitor (NSKI) Acute Exacerbations of Chronic Obstructive Pulmonary Disease (AECOPD)

Narrow Spectrum Kinase Inhibitors (NSKI) Block Steroid Resistant Inflammation & Lung Remodeling Processes



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K
SHIP1
Inflammatory Mediators
Eosinophil
Neutrophil
Injury
Cytokine Receptors
ROS
PUR1800
(p38/Src/Syk)
Growth Factors
Cytokines
Lymphocyte
Growth Factors
Interstitial Macrophage

Three Primary Benefits in AECOPD

1 Treat Steroid-Resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2 Treat Inflammation from Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3 Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815
Source: Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45
Source: Geraghty P et al. *Am J Respir Cell Mol Biol.* 2014; 50(3):559-70
Source: Angata T et al. *Cell Mol Life Sci.* 2013; 70(17):3199-210

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PUR1800 (NSKI) is a Novel Product with Clinically Demonstrated Target Engagement and Tolerability MOA Narrow spectrum triple kinase inhibitor of p38 mitogen activated protein (MAP) kinase (α/γ), Src family kinases, and Syk kinases Lead Indication Acute exacerbations of COPD Development Status Completed First in Human trial and COPD patient trial with crystalline form demonstrating target engagement Pre-clinical development underway to bridge crystalline form to new iSPERSE formulation to improve delivery and commercial formulation Product Differentiation Novel class of compound with anti-inflammatory activity in both steroid sensitive and steroid resistant disease as well as viral and bacterial inflammation One drug acts on multiple inflammatory pathways simultaneously Inhaled administration for rapid onset, to maximize efficacy and minimize safety risk Clinical Data PUR1800 was well tolerated in the first in human study (35 healthy subjects and 30 subjects with moderate-to-severe COPD) - ClinicalTrials.gov NCT01970618 PUR1800 reduced the level of p38 phosphorylation and the number of neutrophils recovered in sputum after 12 days in moderate-to-severe COPD PUR1800 showed dose-proportionality, linear kinetics, and minimal variability between subjects

PUR1800 (NSKI): Broad Efficacy Potential and Significant Unmet Need in AECOPD

Unlike Steroids, PUR1800 Has Anticipated Efficacy Across Different AECOPD Phenotypes

- ✓ Bacterial
- ✓ Viral
- ✓ Eosinophilic

Causes of COPD Exacerbation



Environmental (Eosinophilic)
22%
Bacterial
30%
Bacterial and Viral
25%
Viral
23%

Meaningful AECOPD Disease Burden

- COPD is the 3rd leading cause of death in the U.S.
- **Diagnosed prevalence of COPD is ~16 M in the U.S.**
- 77% of patients experience at least one exacerbation
- **~18 M moderate-to-severe AECOPD episodes per year**
- AECOPD hospitalizations 1-year mortality rate >20%
- >$30 B annual direct cost of COPD in U.S. in 2010
- Oral steroids especially ineffective due to corticosteroid resistance with frequent exacerbations
- **Minimum 20% corticosteroid treatment failure rate in moderate-to-severe AECOPD patients**

Source: Aaron SD et al. *N Engl J Med.* 2003; 348(26): 2618-25
Source: CDC Behavioral Risk Factor Surveillance System, 2013
Source: Celli BR et al. *Eur Respir J* 2007; 29: 1224–1238
Source: Chronic obstructive pulmonary disease (COPD): Fact sheet. (2014, May).
Source: Hurst JR et al. *N Engl J Med* 2010; 363(12): 1128-38
Source: Soriano JB et al. *Chest*, 2013; 143(3): 694-702
Source: Wise RA, et al. *Chronic Obstr Pulm Dis (Miami).* 2017; 4(1): 7-20

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PUR1800 (NSKI) Decreases Markers of Inflammation in 30 Patients with Moderate-to-Severe COPD (EST001) p38MAPK Phosphorylation Levels in Sputum Cells Recovered From COPD Subjects Concentration of Sputum Neutrophils Recovered From COPD Subjects After 12 days of treatment, PUR1800 (500 µg dose) significantly decreases mediators of inflammation that lead to acute exacerbations of COPD (30 moderate-to-severe COPD patients) Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

PUR1800 (NSKI) Exhibits Favorable Pharmacokinetics with Repeat Dosing (EST001) Pharmacokinetic Data for Repeat Dose in COPD Patients In COPD patients, PUR1800 showed dose proportional pharmacokinetics and increased plasma concentration with repeat dosing, indicating clinical utility over an extended time period

Moderate-to-Severe COPD Patients 30% ≤ FEV1 < 80% (n=40) Randomization (2:2:1) 14-28 days Phase 2 Endpoints Safety and tolerability Single dose PK profile Multiple dose PK profile over 14-28 days Analysis of sputum inflammation and target engagement Patient specific biomarkers through Functional Respiratory Imaging PUR1800 Phase 2 Clinical Study Initiate 2Q 2018 Phase 2 clinical study in stable moderate-to-severe COPD patients to establish safety, tolerability and understanding of pharmacokinetics and pharmacodynamics Placebo PUR1800 (dose 1) PUR1800 (dose 2) Phase 2 data targeted to inform both acute and chronic dosing paradigms for control of COPD exacerbations

Lack of Options in AECOPD and PUR1800 Efficacy Profile Drive Commercial Valuation

High Unmet Need

With ~30% of patients failing corticosteroids and antibiotics, clinicians are seeking options that reduce the burden of exacerbations

Physician Demand

Prescribers anticipated PUR1800 would become a vital addition to current SOC, largely driven by the compelling clinical profile


PUR1800

Meaningful Upside Value

Pulmatrix may leverage several strategies to expand the PUR1800 opportunity, primarily by targeting a subset of mild AECOPD patients or expanding use to prophylaxis

Limited Competition

The clinical trial landscape suggests that there is limited competition for a novel agent that treats acute exacerbations of COPD

Potential for Favorable Pricing

- Payers indicated PUR1800 may achieve attractive pricing with favorable access, particularly if priced below specialty threshold

Source: Physician Interviews; Payer Interviews; ClearView Analysis.

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PUR1800 (NSKI): Prescribers Indicate PUR1800 Will Become Integral to Standard of Care

Prescriber Reported PUR1800 Utilization

Treatment Option	Current Use	Expected Use
PUR1800 (plus oral corticosteroids and/or antibiotics)	0%	~35%
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

Prescriber Feedback

- High unmet need due to steroid resistance and poor steroid efficacy in viral or bacterial AECOPD
- Positive prescriber response to novel MOA and efficacy endpoints
- Majority of physicians would use PUR1800 in moderate-severe AECOPD
- In addition to AECOPD, majority of physicians expressed interest in PUR1800 development for chronic use

Source: Physician Interviews; Physician Quantitative Survey; ClearView Analysis.
*Physician Reported Utilization in Moderate-to-Severe Acute Exacerbations.

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PUR1800 (NSKI): U.S. AECOPD 2038 Peak Revenue Forecast and Overall Global Forecast

PUR1800 U.S. 2038 Forecast & Assumptions

Target Product Profile Endpoints	**Primary (vs. SOC + Placebo)** • >100ml FEV1 improvement vs. SOC **Secondary (vs. SOC + Placebo)** • >15% decrease in failure rate • >30% decrease in exacerbations • >30% increase in time to next exacerbation • >20% improvement in QOL measures
US AECOPD Incidence (2017)	• 18M moderate to severe AECOPD per year • 15.5M PUR1800 eligible exacerbations
PUR1800 Penetration (2038)	• 35% stated prescriber preference share
Pricing Potential & Market Access (2038)	• 2038 Pricing: $1.2K per incidence ($650 at launch) • 70% market access
Peak US Net Sales*	**$2.5 Billion**

PUR1800 Global 2038 Forecast

PUR1800 ~$4.3 B Global Potential



E.U. AECOPD
~40%
~60%
U.S. AECOPD

Source: Physician Interviews; Payer Interviews; ClearView Analysis.
* Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment.

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PUR1900 – Inhaled Antifungal Allergic Bronchopulmonary Aspergillosis (ABPA) in Severe Asthma

PUR1900 (Antifungal): ~300K U.S. ABPA-Asthma Patients with Significant Unmet Need

Disease Overview

Description	• ABPA is a pulmonary disorder in asthmatics caused by hypersensitivity to *Aspergillus fumigatus* • Untreated ABPA may result in pulmonary fibrosis, respiratory failure and potentially death
Pathophysiology	• Persistence of *A. fumigatus* leads to local inflammation resulting in mucus production and airway hyper-reactivity
Disease Burden	• ~1.5% of adult asthma patients (260K-315K US patients) • Each year, severe asthma patients average ~5 day hospitalization at cost of ~$15K
Treatment Issues	• Oral itraconazole (Sporanox) use is limited by severe safety and tolerability issues • Physicians seek a better anti-fungal to reduce steroid burden and dependence

Treatment Flow



Acute ABPA Patient (Stage I)
1st Line
Glucocorticoids (4 Months)
Follow-up: Chest Radiograph, Spirometry, Total Serum IgE
Response
Remission (Stage II)
2nd Line
Exacerbation (Stage III) Steroids (4 Months) & Itraconazole (6 Months)
Treatment-Dependent (Stage IV)
3rd Line
Long Term Therapy: Azoles, Glucocorticoids, Omalizumab, Methylprednisolone Pulses, Nebulized Amphotericin

Source: Shah. Allergy Asthma Immunol Res. 2016;8(4):282; Agarwal. Clinical & Experimental Allergy. 2013;43:850; Patterson. Proc Am Thorac Soc. 2010;7:237; Tracy. J. Fungi. 2016;2:17; Physician Interviews; ClearView Analysis.

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PUR1900 (Antifungal): First in Class Inhaled Delivery with Improved Efficacy and Safety Profile MOA Triazole that inhibits P450-dependent synthesis of ergosterol, a key component of fungal cell wall biosynthesis Lead Indication Allergic Bronchopulmonary Aspergillosis (ABPA) in Asthma Other Potential Indications Cystic fibrosis; immunocompromised patients (HIV-AIDS, cancer, transplant) Development Status 28-day GLP toxicology studies ongoing to support First in Human trial in Q1 2018 Product Differentiation Itraconazole, an oral anti-fungal currently marketed as Sporanox, has an established MOA and demonstrated efficacy in the treatment of ABPA Oral itraconazole use is limited by poor pharmacokinetics and safety concerns associated with high plasma concentrations Inhaled delivery achieves higher lung concentrations and lower systemic exposure than oral therapy leading to improved efficacy and safety profile Regulatory Milestones FDA Orphan drug designation and Qualified Infectious Disease Product (QIDP) designation granted in 2016

Plasma Concentration of PUR1900 vs. Oral Sporanox Lung Concentration of PUR1900 vs. Oral Sporanox PUR1900 (Antifungal): Potential Efficacy & Safety Benefits vs Oral Itraconazole (Sporanox) In preclinical studies, inhaled PUR1900 achieves 5x better lung exposure than oral Sporanox with significantly lower plasma and systemic exposure Data indicates potential efficacy and tolerability advantages for PUR1900 compared to the ABPA-Asthma oral antifungal standard of care (Sporanox)

PUR1900 (Antifungal): Inhaled Itraconazole Improved Survival in an Immunosuppressed Guinea Pig Model

In preclinical studies with immunocompromised guinea pigs, inhaled PUR1900 achieved ~90% overall survival compared to 30% with oral Sporanox at 14 days

Overall Survival with PUR1900 Compared to Oral Sporanox and Placebo



100
75
50
25
0
Percent survival
0
3
6
9
12
15
Study Day
PUR1900 (inhaled)
Sporanox (oral)
Placebo

Data re-asserts ***potential efficacy advantages for PUR1900*** compared to the ABPA-Asthma oral antifungal standard of care (Sporanox)

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Part 1: Single Ascending Dose (SAD) Healthy volunteers (n=6/cohort) Single dose 96h PK profile Safety and tolerability Part 2: Multiple Ascending Dose (MAD) Healthy volunteers (n=6/cohort) PK profile over 14d of dosing Safety and tolerability Part 3: Single Dose (SD) Asthmatics (n=12; cross-over) Single dose 96h PK profile Safety and tolerability Comparison of inhaled versus oral dosing PUR1900 Phase 1/1b Clinical Plan Initiate 1Q 2018 PUR1900 (25 mg; 5 capsules) PUR1900 (10 mg; 2 capsules) PUR1900 (5 mg; 1 capsule) PUR1900 (20 mg; 4 capsules) PUR1900 (10 mg; 2 capsules) PUR1900 (20 mg; 4 capsules) Sporanox® (200 mg; oral) Phase 1/1b is a critical milestone establishing PUR1900 safety, tolerability and PK profile versus ABPA-Asthma oral antifungal standard of care (Sporanox)

Gaps in ABPA Standard of Care and PUR1900 Efficacy - Safety Profile Drive Commercial Value

High Unmet Need

Given lack of safe and effective therapies, clinicians are seeking treatments that reduce the burden of exacerbations and steroid-use

Physician Demand

Prescribers anticipated PUR1900 would become the "go to" first-line antifungal given the favorable efficacy and safety profile

Meaningful Upside Value

Pulmatrix may leverage several strategies to expand the market opportunity of PUR1900 within, and beyond, ABPA asthma


PUR1900

Limited Competition

The clinical trial landscape suggests that there is limited competition for novel inhaled antifungal agents in ABPA asthma

Potential for Favorable Pricing

Payers indicated PUR1900 may achieve premium pricing with favorable market access

Source: Physician Interviews; Payer Interviews; ClearView Analysis.

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PUR1900 (Antifungal): Efficacy and Safety Advantages Drive Prescriber Preference

Use of Antifungal Agents in Treating ABPA

Future PUR1900 Share of Antifungal ABPA Treatment


Total Antifungal Therapy
15%
85%
Patients Receiving PUR1900

Prescribers indicated that PUR1900 may replace ~85% of the current oral antifungal use in treatment of ABPA

115% Increase in Antifungal Use 1st Line Following PUR1900 Introduction


+115%
30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line
% of Antifungal Use 1st Line w/Steroids

Physicians suggested that PUR1900 is likely to expand antifungal use in first line therapy by ~115%

Source: Physician Interviews; ClearView Analysis

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PUR1900 (Antifungal): U.S. ABPA-Asthma 2033 Peak Revenue Forecast and Overall Global Forecast

PUR1900 U.S. 2033 Forecast & Assumptions

Target Product Profile Endpoints	**Primary (vs. SOC + Placebo)** • 50% reduction in exacerbations • 50% increase in time to exacerbation **Secondary (vs. SOC + Placebo)** • >20% improvement in FEV1 • >25% improvement in AQLQ-L
US Patients at Peak Use (2033)	• 260 – 315 K ABPA patients • 170 – 200 K diagnosed and treated • 120 – 140 K inhaled antifungal eligible
PUR1900 Penetration (2033)	• 80 – 95 K treated with PUR1900 (~67% of PUR1900 eligible patients)
Pricing Potential & Market Access (2033)	• 2033 Pricing: ~$55 K per year ($40 K at Launch) • 80% market access • Restrictions limited to diagnosis, specialist use and trial design
Peak US Net Sales*	**$1.3 Billion**

PUR1900 Global 2033 Forecast

PUR1900 ~$2.3 B Global Potential


E.U. ABPA Asthma
~35%
U.S. ABPA Asthma
~60%
U.S. Other Indications
6%

Source: Physician Interviews; Payer Interviews; ClearView Analysis.
* Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment.

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PUR0200 – iSPERSE™ Reformulation of Spiriva® Chronic Obstructive Pulmonary Disease

PUR0200: Out-License Creates Revenue Stream and Further Prioritizes PUR1800 and PUR1900

PUR0200 is an Improved Version of the Spiriva® Handihaler® (Equivalent Lung Exposure at 80% Nominal Dose)

Unmet Needs

- Spiriva® $3.5B WW revenues in 2016
- Spiriva lacks a dry-powder multi-dose inhaler in the U.S.
- In the rest of world, there is a need for therapeutically equivalent, lower cost products

Vectura Deal Structure & Future Activity

- Out-licensed PUR0200 and PUR0200 combination products
- $1M milestone and revenue share
- No further investment by Pulmatrix to develop and commercialize
- Near-term market access to 22M patients in the E.U. through bio-equivalency pathway
- Pursuing PUR0200 E.U. out-license

PUR0200 Improves Lung Function in COPD at Low Doses (6x as Potent as Spiriva®)

n = 60 COPD PATIENTS



Mean change FEV_1
ΔFEV_1 (L)
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
6
12
18
24
Time (h)
Placebo
3 µg
6 µg
9 µg
Spiriva HH

PUR0200 Shows Comparable Systemic Exposure to Spiriva® at a Lower Dose

n = 60 COPD PATIENTS



Plasma concentration (pg/mL)
30
20
10
0
0
1
2
3
4
5
6
Time (h)
3 µg
6 µg
9 µg
Spiriva HH

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Summary & Development Plan

Significant Value Inflection Points Anticipated in 2018


2017
2018
2019
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
PUR1800 (NSKI)
PUR1800 GLP Tox
PUR1800 Phase 2b CMC
PUR1800 Phase 2 Start
PUR1800 Phase 2 Data
PUR1800 Phase 2b Start
PUR1900 (Antifungal)
PUR1900 GLP Tox
PUR1900 Phase 2 CMC
PUR1900 Phase 1 Start
PUR1900 Phase 1 Data
PUR1900 Phase 2 Start
Non-clinical
CMC
Clinical Development
Clinical Milestone

Pulmatrix plans to advance both PUR1800 and PUR1900 to major clinical milestones

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Engineering Respiratory Products for Major Unmet Needs September 2017